Exhibit 5.3

ATTORNEYS AT LAW 555 17TH STREET, SUITE 3400 DENVER, COLORADO 80202 PHONE: (303) 534-5160 FAX: (303) 534-5161 WWW.GORDONREES.COM

February 28, 2017

LifePoint Health, Inc.
330 Seven Springs Way

Brentwood, TN 37027

Re:                             LifePoint Health, Inc. Exchange Note Offer S-4 Registration Statement

Ladies and Gentlemen:

We have been retained as special Colorado counsel for LifePoint Health, Inc. (“LifePoint”) and have been requested to provide an opinion of counsel under Colorado law with reference to PHC-Fort Morgan, Inc. (“PHCFM”), a Colorado corporation, in connection with PHCFM’s guarantees of exchange offer debt securities (the “Notes”) to be issued and/or exchanged by LifePoint, pursuant to an indenture (the “Indenture”), between LifePoint and the trustee party thereto, which was filed with the Securities and Exchange Commission (the “SEC”) as exhibits to LifePoint’s registration statement on Form S-4 (the “Form S-4”) on February 28, 2017.

Specifically, LifePoint has asked us to provide an opinion concerning (i) whether PHCFM is a validly existing and active corporation under the laws of the State of Colorado, (ii) whether PHCFM has the requisite corporate power, authority and capacity to execute and deliver and to perform its obligations under the Indenture and to guarantee the Notes pursuant to the terms of the Indenture, and (iii) whether PHCFM has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and guarantee the Notes under that Indenture.  That opinion follows.

I.  GENERAL MATTERS

1.1  Opinion Documents.  In this connection, we have reviewed originals or copies of the following documents listed below relating to PHCFM and the Notes (collectively, the “Opinion Documents”).

SAN FRANCISCO • SAN DIEGO • LOS ANGELES • ORANGE COUNTY • SACRAMENTO • PORTLAND

LAS VEGAS • PHOENIX • DENVER • DALLAS • HOUSTON • NEW YORK • LONG ISLAND • NEWARK

1.1.1  Action by Unanimous Written Consent in Lieu of Meeting of the Board of Directors of each Various Corporations dated May 10, 2016 (the “5/10/16 Unanimous Consent”);

1.1.2  State of Colorado Department of State Corporate Filings for PHC-Fort Morgan, Inc. (“SOS Corporate Filings”);

1.1.3  Bylaws of PHC-Fort Morgan, Inc. (“Bylaws”);

1.1.4  Secretary’s Certificate from Christy S. Green, Secretary of PHC-Fort Morgan, Inc. dated February 28, 2017 (“Secretary’s Certificate”);

1.1.5  Certificate of Good Standing from the Office of the Secretary of State of the State of Colorado for PHC-Fort Morgan, Inc., dated February 22, 2017 (“SOS Certificate of Good Standing”);

1.1.6  The LifePoint Health, Inc. Indenture, dated May 26, 2016; and

1.1.7  The Form S-4.

1.2  Opining Jurisdiction and Law.  The law covered by this opinion letter is limited to the present federal law of the United States and the present law of the State of Colorado.  When we refer to the applicable law, we mean the statutes, the judicial and administrative decisions, and the rules and regulations of the government agencies of the opining jurisdiction.  This does not include the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through federal, state or regional level) and judicial decisions to the extent they deal with any of the foregoing.

1.3  Scope of Review.  In connection with the opinions expressed in this opinion letter, we have limited the scope of our review to electronic copies of the Opinion Documents and an independent search of the applicable Business Organization database for the Colorado Secretary of State.

We have examined and, to the extent we have deemed proper, relied without investigation or analysis upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Secretary’s Certificate.

1.4  Reliance Without Investigation.  Apart from and excepting the foregoing inquiry into the applicable Business Organization database for the Colorado Secretary of State, we have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the parties to the Opinion Documents or otherwise, and we assume, in giving these opinions, that none of such information, if any, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.  We have relied on the truth of the representations and warranties of the parties made in the Opinion Documents.

2

II.  OPINIONS

Based upon the foregoing and the limitations and qualifications in this opinion, it is our opinion that:

2.1          Based on our review of the Opinion Documents, the SOS Certificate of Good Standing, and an inquiry into the applicable Business Organizations database maintained by the Colorado Secretary of State, PHCFM is a validly existing and active corporation under the laws of the State of Colorado.

2.2          Based on our review of the Opinion Documents and an inquiry into the applicable Business Organizations database maintained by the Colorado Secretary of State, PHCFM has the corporate power, authority and capacity to execute and to deliver and to perform its obligations under the Indenture and to guarantee the Notes under that Indenture.

2.3          Based on our review of the Opinion Documents, PHCFM has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and to guarantee the Notes under that Indenture.

III.  QUALIFICATIONS

Despite any provision in this opinion letter to the contrary, the foregoing opinions are subject to the following additional qualifications:

3.1  Assumptions.  In rendering our opinions, we have relied, without investigation, on the assumptions described in this paragraph, in addition to any assumptions that are customary in opinions of this kind:

3.1.1  Natural persons who are involved on behalf of LifePoint and/or PHCFM have sufficient legal capacity to enter into and perform the guarantee obligations pursuant to the terms of the Indenture or to carry out their role with respect to it.

3.1.2  Each document submitted to us for review is accurate and complete; each such document that is an original is authentic; each such document that is a copy conforms to an authentic original; and all signatures on each such document are genuine.

3.1.3  All filings and recordings have been properly indexed and filed or recorded.  Each public authority document is accurate, complete, and authentic, and all official public records (including their proper indexing and filing) are accurate and complete.

3.1.4  The attestations set forth in the Secretary’s Certificate are true and correct.

3.1.5  There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the

3

parties that would, in either event, define, supplement, modify, or qualify the terms of the Opinion Documents.

3.1.6  We assume that the LifePoint and PHCFM have obtained all orders, consents, permits or approvals that may be required in connection with the conduct of their businesses.

3.2  Exclusions.  None of the opinions include any implied opinion unless such implied opinion is both (a) essential to the legal conclusion reached by those express opinions and (b) based on prevailing norms and expectations among experienced lawyers in Colorado, reasonable in the circumstances.

3.3  Equitable Remedies.  The opinions in Section II of this opinion letter are subject to the effect of the exercise of judicial discretion in accordance with general principles of equity whether applied by a court of law or equity.

3.4  Use of This Opinion.  We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is included as an exhibit to the Form S-4.  Additionally, we hereby consent to the filing of this opinion of counsel as an exhibit to the Form S-4. We also consent to the reference to our Firm under the heading “Legal Matters” in the prospectus forming a part of the Form S-4.  In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the SEC thereunder.

The opinions set forth above are expressly limited to the matters stated.  No opinion is implied or may be inferred beyond what is explicitly stated in this letter.  The opinions set forth herein are rendered as of the date set forth above, and no opinion is expressed as to circumstances or events that may occur subsequent to such date.  We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

Very truly yours,

GORDON REES SCULLY MANSUKHANI LLP

4

ATTORNEYS AT LAW 300 S. 4TH STREET SUITE 1550 LAS VEGAS, NV 89101 PHONE: (702) 577-9300

February 28, 2017

LifePoint Health, Inc.
330 Seven Springs Way

Brentwood, TN 37027

Re:                             LifePoint Health, Inc. Exchange Note Offer S-4 Registration Statement

Ladies and Gentlemen:

We have been retained as special Nevada counsel for LifePoint Health, Inc. (“LifePoint”) and have been requested to provide an opinion of counsel under Nevada law with reference to PHC-Elko, Inc. (“PHCE”), a Nevada corporation, in connection with PHCE’s guarantees of exchange offer debt securities (the “Notes”) to be issued and/or exchanged by LifePoint, pursuant to an indenture (the “Indenture”), between LifePoint and the trustee party thereto, which was filed with the Securities and Exchange Commission (the “SEC”) as exhibits to LifePoint’s registration statement on Form S-4 (the “Form S-4”) on February 28, 2017.

Specifically, LifePoint has asked us to provide an opinion concerning (i) whether PHCE is a validly existing and active corporation under the laws of the State of Nevada, (ii) whether PHCE has the requisite corporate power, authority and capacity to execute and deliver and to perform its obligations under the Indenture and to guarantee the Notes pursuant to the terms of the Indenture, and (iii) whether PHCE has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and guarantee the Notes under that Indenture.  That opinion follows.

I.  GENERAL MATTERS

1.1  Opinion Documents.  In this connection, we have reviewed originals or copies of the following documents listed below relating to PHCE and the Notes (collectively, the “Opinion Documents”).

SAN FRANCISCO • SAN DIEGO • LOS ANGELES • ORANGE COUNTY • SACRAMENTO • PORTLAND

LAS VEGAS • PHOENIX • DENVER • DALLAS • HOUSTON •NEW YORK • LONG ISLAND • NEWARK

1.1.1  Action by Unanimous Written Consent in Lieu of Meeting of the Board of Directors of each Various Corporations dated May 10, 2016 (the “5/10/16 Unanimous Consent”);

1.1.2  State of Nevada Department of State Corporate Filings for PHC-Elko, Inc. (“SOS Corporate Filings”);

1.1.3  Bylaws of PHC-Elko, Inc. (“Bylaws”);

1.1.4  Secretary’s Certificate from Christy S. Green, Secretary of PHC-Elko, Inc. dated February 28, 2017 (“Secretary’s Certificate”);

1.1.5  Certificate of Good Standing from the Office of the Secretary of State of the State of Nevada for PHC-Elko, Inc., dated February 22, 2017 (“SOS Certificate of Good Standing”);

1.1.6  The LifePoint Health, Inc. Indenture, dated May 26, 2016; and

1.1.7  The Form S-4.

1.2  Opining Jurisdiction and Law.  The law covered by this opinion letter is limited to the present federal law of the United States and the present law of the State of Nevada.  When we refer to the applicable law, we mean the statutes, the judicial and administrative decisions, and the rules and regulations of the government agencies of the opining jurisdiction.  This does not include the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through federal, state or regional level) and judicial decisions to the extent they deal with any of the foregoing.

1.3  Scope of Review.  In connection with the opinions expressed in this opinion letter, we have limited the scope of our review to electronic copies of the Opinion Documents and an independent search of the applicable Business Organization database for the Nevada Secretary of State.

We have examined and, to the extent we have deemed proper, relied without investigation or analysis upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Secretary’s Certificate.

1.4  Reliance Without Investigation.  Apart from and excepting the foregoing inquiry into the applicable Business Organization database for the Nevada Secretary of State, we have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the parties to the Opinion Documents or otherwise, and we assume, in giving these opinions, that none of such information, if any, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.  We have relied on the truth of the representations and warranties of the parties made in the Opinion Documents.

2

II.  OPINIONS

Based upon the foregoing and the limitations and qualifications in this opinion, it is our opinion that:

2.1          Based on our review of the Opinion Documents, the SOS Certificate of Good Standing, and an inquiry into the applicable Business Organizations database maintained by the Nevada Secretary of State, PHCE is a validly existing and active corporation under the laws of the State of Nevada.

2.2          Based on our review of the Opinion Documents and an inquiry into the applicable Business Organizations database maintained by the Nevada Secretary of State, PHCE has the corporate power, authority and capacity to execute and to deliver and to perform its obligations under the Indenture and to guarantee the Notes under that Indenture.

2.3          Based on our review of the Opinion Documents, PHCE has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and to guarantee the Notes under that Indenture.

III.  QUALIFICATIONS

Despite any provision in this opinion letter to the contrary, the foregoing opinions are subject to the following additional qualifications:

3.1  Assumptions.  In rendering our opinions, we have relied, without investigation, on the assumptions described in this paragraph, in addition to any assumptions that are customary in opinions of this kind:

3.1.1  Natural persons who are involved on behalf of LifePoint and/or PHCE have sufficient legal capacity to enter into and perform the guarantee obligations pursuant to the terms of the Indenture or to carry out their role with respect to it.

3.1.2  Each document submitted to us for review is accurate and complete; each such document that is an original is authentic; each such document that is a copy conforms to an authentic original; and all signatures on each such document are genuine.

3.1.3  All filings and recordings have been properly indexed and filed or recorded.  Each public authority document is accurate, complete, and authentic, and all official public records (including their proper indexing and filing) are accurate and complete.

3.1.4  The attestations set forth in the Secretary’s Certificate are true and correct.

3.1.5  There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the

3

parties that would, in either event, define, supplement, modify, or qualify the terms of the Opinion Documents.

3.1.6  We assume that the LifePoint and PHCE have obtained all orders, consents, permits or approvals that may be required in connection with the conduct of their businesses.

3.2  Exclusions.  None of the opinions include any implied opinion unless such implied opinion is both (a) essential to the legal conclusion reached by those express opinions and (b) based on prevailing norms and expectations among experienced lawyers in Nevada, reasonable in the circumstances.

3.3  Equitable Remedies.  The opinions in Section II of this opinion letter are subject to the effect of the exercise of judicial discretion in accordance with general principles of equity whether applied by a court of law or equity.

3.4  Use of This Opinion.  We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is included as an exhibit to the Form S-4.  Additionally, we hereby consent to the filing of this opinion of counsel as an exhibit to the Form S-4. We also consent to the reference to our Firm under the heading “Legal Matters” in the prospectus forming a part of the Form S-4.  In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the SEC thereunder.

The opinions set forth above are expressly limited to the matters stated.  No opinion is implied or may be inferred beyond what is explicitly stated in this letter.  The opinions set forth herein are rendered as of the date set forth above, and no opinion is expressed as to circumstances or events that may occur subsequent to such date.  We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

Very truly yours,

GORDON & REES LLP

4

ATTORNEYS AT LAW 300 S. 4TH STREET SUITE 1550 LAS VEGAS, NV 89101 PHONE: (702) 577-9300

February 28, 2017

LifePoint Health, Inc.
330 Seven Springs Way

Brentwood, TN 37027

Re:                             LifePoint Health, Inc. Exchange Note Offer S-4 Registration Statement

Ladies and Gentlemen:

We have been retained as special Nevada counsel for LifePoint Health, Inc. (“LifePoint”) and have been requested to provide an opinion of counsel under Nevada law with reference to Principal Hospital Company of Nevada, Inc. (“PHCN”), a Nevada corporation, in connection with PHCN’s guarantees of exchange offer debt securities (the “Notes”) to be issued and/or exchanged by LifePoint, pursuant to an indenture (the “Indenture”), between LifePoint and the trustee party thereto, which was filed with the Securities and Exchange Commission (the “SEC”) as exhibits to LifePoint’s registration statement on Form S-4 (the “Form S-4”) on February 28, 2017.

Specifically, LifePoint has asked us to provide an opinion concerning (i) whether PHCN is a validly existing and active corporation under the laws of the State of Nevada, (ii) whether PHCN has the requisite corporate power, authority and capacity to execute and deliver and to perform its obligations under the Indenture and to guarantee the Notes pursuant to the terms of the Indenture, and (iii) whether PHCN has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and guarantee the Notes under that Indenture.  That opinion follows.

I.  GENERAL MATTERS

1.1  Opinion Documents.  In this connection, we have reviewed originals or copies of the following documents listed below relating to PHCN and the Notes (collectively, the “Opinion Documents”).

SAN FRANCISCO • SAN DIEGO • LOS ANGELES • ORANGE COUNTY • SACRAMENTO • PORTLAND

LAS VEGAS • PHOENIX • DENVER • DALLAS • HOUSTON • NEW YORK • LONG ISLAND • NEWARK

1.1.1  Action by Unanimous Written Consent in Lieu of Meeting of the Board of Directors of each Various Corporations dated May 10, 2016 (the “5/10/16 Unanimous Consent”);

1.1.2  State of Nevada Department of State Corporate Filings for Principal Hospital Company of Nevada, Inc. (“SOS Corporate Filings”);

1.1.3  Bylaws of Principal Hospital Company of Nevada, Inc. (“Bylaws”);

1.1.4  Secretary’s Certificate from Christy S. Green, Secretary of Principal Hospital Company of Nevada, Inc. dated February 28, 2017 (“Secretary’s Certificate”);

1.1.5  Certificate of Good Standing from the Office of the Secretary of State of the State of Nevada for Principal Hospital Company of Nevada, Inc., dated February 22, 2017 (“SOS Certificate of Good Standing”);

1.1.6  The LifePoint Health, Inc. Indenture, dated May 26, 2016; and

1.1.7  The Form S-4.

1.2  Opining Jurisdiction and Law.  The law covered by this opinion letter is limited to the present federal law of the United States and the present law of the State of Nevada.  When we refer to the applicable law, we mean the statutes, the judicial and administrative decisions, and the rules and regulations of the government agencies of the opining jurisdiction.  This does not include the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through federal, state or regional level) and judicial decisions to the extent they deal with any of the foregoing.

1.3  Scope of Review.  In connection with the opinions expressed in this opinion letter, we have limited the scope of our review to electronic copies of the Opinion Documents and an independent search of the applicable Business Organization database for the Nevada Secretary of State.

We have examined and, to the extent we have deemed proper, relied without investigation or analysis upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Secretary’s Certificate.

1.4  Reliance Without Investigation.  Apart from and excepting the foregoing inquiry into the applicable Business Organization database for the Nevada Secretary of State, we have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the parties to the Opinion Documents or otherwise, and we assume, in giving these opinions, that none of such information, if any, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.

2

We have relied on the truth of the representations and warranties of the parties made in the Opinion Documents.

II.  OPINIONS

Based upon the foregoing and the limitations and qualifications in this opinion, it is our opinion that:

2.1          Based on our review of the Opinion Documents, the SOS Certificate of Good Standing, and an inquiry into the applicable Business Organizations database maintained by the Nevada Secretary of State, PHCN is a validly existing and active corporation under the laws of the State of Nevada.

2.2          Based on our review of the Opinion Documents and an inquiry into the applicable Business Organizations database maintained by the Nevada Secretary of State, PHCN has the corporate power, authority and capacity to execute and to deliver and to perform its obligations under the Indenture and to guarantee the Notes under that Indenture.

2.3          Based on our review of the Opinion Documents, PHCN has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and to guarantee the Notes under that Indenture.

III.  QUALIFICATIONS

Despite any provision in this opinion letter to the contrary, the foregoing opinions are subject to the following additional qualifications:

3.1  Assumptions.  In rendering our opinions, we have relied, without investigation, on the assumptions described in this paragraph, in addition to any assumptions that are customary in opinions of this kind:

3.1.1  Natural persons who are involved on behalf of LifePoint and/or PHCN have sufficient legal capacity to enter into and perform the guarantee obligations pursuant to the terms of the Indenture or to carry out their role with respect to it.

3.1.2  Each document submitted to us for review is accurate and complete; each such document that is an original is authentic; each such document that is a copy conforms to an authentic original; and all signatures on each such document are genuine.

3.1.3  All filings and recordings have been properly indexed and filed or recorded.  Each public authority document is accurate, complete, and authentic, and all official public records (including their proper indexing and filing) are accurate and complete.

3.1.4  The attestations set forth in the Secretary’s Certificate are true and correct.

3

3.1.5  There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either event, define, supplement, modify, or qualify the terms of the Opinion Documents.

3.1.6  We assume that the LifePoint and PHCN have obtained all orders, consents, permits or approvals that may be required in connection with the conduct of their businesses.

3.2  Exclusions.  None of the opinions include any implied opinion unless such implied opinion is both (a) essential to the legal conclusion reached by those express opinions and (b) based on prevailing norms and expectations among experienced lawyers in Nevada, reasonable in the circumstances.

3.3  Equitable Remedies.  The opinions in Section II of this opinion letter are subject to the effect of the exercise of judicial discretion in accordance with general principles of equity whether applied by a court of law or equity.

3.4  Use of This Opinion.  We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is included as an exhibit to the Form S-4.  Additionally, we hereby consent to the filing of this opinion of counsel as an exhibit to the Form S-4. We also consent to the reference to our Firm under the heading “Legal Matters” in the prospectus forming a part of the Form S-4.  In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the SEC thereunder.

The opinions set forth above are expressly limited to the matters stated.  No opinion is implied or may be inferred beyond what is explicitly stated in this letter.  The opinions set forth herein are rendered as of the date set forth above, and no opinion is expressed as to circumstances or events that may occur subsequent to such date.  We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

Very truly yours,

GORDON & REES LLP

4

ATTORNEYS AT LAW [PORTLAND OFFICE CONTACT INFO]

February 28, 2017

LifePoint Health, Inc.
330 Seven Springs Way

Brentwood, TN 37027

Re:                             LifePoint Health, Inc. Exchange Note Offer S-4 Registration Statement

Ladies and Gentlemen:

We have been retained as special Oregon counsel for LifePoint Health, Inc. (“LifePoint”) and have been requested to provide an opinion of counsel under Oregon law with reference to Brim Hospitals, Inc. (“BHI”), an Oregon corporation, in connection with BHI’s guarantees of exchange offer debt securities (the “Notes”) to be issued and/or exchanged by LifePoint, pursuant to an indenture (the “Indenture”), between LifePoint and the trustee party thereto, which was filed with the Securities and Exchange Commission (the “SEC”) as exhibits to LifePoint’s registration statement on Form S-4 (the “Form S-4”) on February 28, 2017.

Specifically, LifePoint has asked us to provide an opinion concerning (i) whether BHI is a validly existing and active corporation under the laws of the State of Oregon, (ii) whether BHI has the requisite corporate power, authority and capacity to execute and deliver and to perform its obligations under the Indenture and to guarantee the Notes pursuant to the terms of the Indenture, and (iii) whether BHI has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and guarantee the Notes under that Indenture.  That opinion follows.

I.  GENERAL MATTERS

1.1  Opinion Documents.  In this connection, we have reviewed originals or copies of the following documents listed below relating to BHI and the Notes (collectively, the “Opinion Documents”).

SAN FRANCISCO • SAN DIEGO • LOS ANGELES • ORANGE COUNTY • SACRAMENTO • PORTLAND

LAS VEGAS • PHOENIX • DENVER • DALLAS • HOUSTON • NEW YORK • LONG ISLAND • NEWARK

1.1.1  Action by Unanimous Written Consent in Lieu of Meeting of the Board of Directors of each Various Corporations dated May 10, 2016 (the “5/10/16 Unanimous Consent”);

1.1.2  State of Oregon Department of State Corporate Filings for Brim Hospitals, Inc. (“SOS Corporate Filings”);

1.1.3  Bylaws of Brim Hospitals, Inc. (“Bylaws”);

1.1.4  Secretary’s Certificate from Christy S. Green, Secretary of Brim Hospitals, Inc. dated February 28, 2017 (“Secretary’s Certificate”);

1.1.5  Certificate of Good Standing from the Office of the Secretary of State of the State of Oregon for Brim Hospitals, Inc., dated February 22, 2017 (“SOS Certificate of Good Standing”);

1.1.6  The LifePoint Health, Inc. Indenture, dated May 26, 2016; and

1.1.7  The Form S-4.

1.2  Opining Jurisdiction and Law.  The law covered by this opinion letter is limited to the present federal law of the United States and the present law of the State of Oregon.  When we refer to the applicable law, we mean the statutes, the judicial and administrative decisions, and the rules and regulations of the government agencies of the opining jurisdiction.  This does not include the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through federal, state or regional level) and judicial decisions to the extent they deal with any of the foregoing.

1.3  Scope of Review.  In connection with the opinions expressed in this opinion letter, we have limited the scope of our review to electronic copies of the Opinion Documents and an independent search of the applicable Business Organization database for the Oregon Secretary of State.

We have examined and, to the extent we have deemed proper, relied without investigation or analysis upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Secretary’s Certificate.

1.4  Reliance Without Investigation.  Apart from and excepting the foregoing inquiry into the applicable Business Organization database for the Oregon Secretary of State, we have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the parties to the Opinion Documents or otherwise, and we assume, in giving these opinions, that none of such information, if any, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.  We have relied on the truth of the representations and warranties of the parties made in the Opinion Documents.

2

II.  OPINIONS

Based upon the foregoing and the limitations and qualifications in this opinion, it is our opinion that:

2.1          Based on our review of the Opinion Documents, the SOS Certificate of Good Standing, and an inquiry into the applicable Business Organizations database maintained by the Oregon Secretary of State, BHI is a validly existing and active corporation under the laws of the State of Oregon.

2.2          Based on our review of the Opinion Documents and an inquiry into the applicable Business Organizations database maintained by the Oregon Secretary of State, BHI has the corporate power, authority and capacity to execute and to deliver and to perform its obligations under the Indenture and to guarantee the Notes under that Indenture.

2.3          Based on our review of the Opinion Documents, BHI has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and to guarantee the Notes under that Indenture.

III.  QUALIFICATIONS

Despite any provision in this opinion letter to the contrary, the foregoing opinions are subject to the following additional qualifications:

3.1  Assumptions.  In rendering our opinions, we have relied, without investigation, on the assumptions described in this paragraph, in addition to any assumptions that are customary in opinions of this kind:

3.1.1  Natural persons who are involved on behalf of LifePoint and/or BHI have sufficient legal capacity to enter into and perform the guarantee obligations pursuant to the terms of the Indenture or to carry out their role with respect to it.

3.1.2  Each document submitted to us for review is accurate and complete; each such document that is an original is authentic; each such document that is a copy conforms to an authentic original; and all signatures on each such document are genuine.

3.1.3  All filings and recordings have been properly indexed and filed or recorded.  Each public authority document is accurate, complete, and authentic, and all official public records (including their proper indexing and filing) are accurate and complete.

3.1.4  The attestations set forth in the Secretary’s Certificate are true and correct.

3.1.5  There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the

3

parties that would, in either event, define, supplement, modify, or qualify the terms of the Opinion Documents.

3.1.6  We assume that the LifePoint and BHI have obtained all orders, consents, permits or approvals that may be required in connection with the conduct of their businesses.

3.2  Exclusions.  None of the opinions include any implied opinion unless such implied opinion is both (a) essential to the legal conclusion reached by those express opinions and (b) based on prevailing norms and expectations among experienced lawyers in Oregon, reasonable in the circumstances.

3.3  Equitable Remedies.  The opinions in Section II of this opinion letter are subject to the effect of the exercise of judicial discretion in accordance with general principles of equity whether applied by a court of law or equity.

3.4  Use of This Opinion.  We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is included as an exhibit to the Form S-4.  Additionally, we hereby consent to the filing of this opinion of counsel as an exhibit to the Form S-4. We also consent to the reference to our Firm under the heading “Legal Matters” in the prospectus forming a part of the Form S-4.  In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the SEC thereunder.

The opinions set forth above are expressly limited to the matters stated.  No opinion is implied or may be inferred beyond what is explicitly stated in this letter.  The opinions set forth herein are rendered as of the date set forth above, and no opinion is expressed as to circumstances or events that may occur subsequent to such date.  We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

Very truly yours,

GORDON & REES LLP

4

ATTORNEYS AT LAW 701 FIFTH AVENUE SUITE 2100 SEATTLE, WA 98104 PHONE: (206) 695-5100

February 28, 2017

LifePoint Health, Inc.
330 Seven Springs Way

Brentwood, TN 37027

Re:                             LifePoint Health, Inc. Exchange Note Offer S-4 Registration Statement

Ladies and Gentlemen:

We have been retained as special Washington counsel for LifePoint Health, Inc. (“LifePoint”) and have been requested to provide an opinion of counsel under Washington law with reference to Care Health Company, Inc. (“CHC”), a Washington corporation, in connection with CHC’s guarantees of exchange offer debt securities (the “Notes”) to be issued and/or exchanged by LifePoint, pursuant to an indenture (the “Indenture”), between LifePoint and the trustee party thereto, which was filed with the Securities and Exchange Commission (the “SEC”) as exhibits to LifePoint’s registration statement on Form S-4 (the “Form S-4”) on February 28, 2017.

Specifically, LifePoint has asked us to provide an opinion concerning (i) whether CHC is a validly existing and active corporation under the laws of the State of Washington, (ii) whether CHC has the requisite corporate power, authority and capacity to execute and deliver and to perform its obligations under the Indenture and to guarantee the Notes pursuant to the terms of the Indenture, and (iii) whether CHC has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and guarantee the Notes under that Indenture.  That opinion follows.

I.  GENERAL MATTERS

1.1  Opinion Documents.  In this connection, we have reviewed originals or copies of the following documents listed below relating to CHC and the Notes (collectively, the “Opinion Documents”).

SAN FRANCISCO • SAN DIEGO • LOS ANGELES • ORANGE COUNTY • SACRAMENTO • PORTLAND

LAS VEGAS • PHOENIX • DENVER • DALLAS • HOUSTON • NEW YORK • LONG ISLAND • NEWARK

1.1.1  Action by Unanimous Written Consent in Lieu of Meeting of the Board of Directors of each Various Corporations dated May 10, 2016 (the “5/10/16 Unanimous Consent”);

1.1.2  State of Washington Department of State Corporate Filings for Care Health Company, Inc. (“SOS Corporate Filings”);

1.1.3  Bylaws of Care Health Company, Inc. (“Bylaws”);

1.1.4  Secretary’s Certificate from Christy S. Green, Secretary of Care Health Company, Inc. dated February 28, 2017 (“Secretary’s Certificate”);

1.1.5  Certificate of Good Standing from the Office of the Secretary of State of the State of Washington for Care Health Company, Inc., dated February 22, 2017 (“SOS Certificate of Good Standing”);

1.1.6  The LifePoint Health, Inc. Indenture, dated May 26, 2016; and

1.1.7  The Form S-4.

1.2  Opining Jurisdiction and Law.  The law covered by this opinion letter is limited to the present federal law of the United States and the present law of the State of Washington.  When we refer to the applicable law, we mean the statutes, the judicial and administrative decisions, and the rules and regulations of the government agencies of the opining jurisdiction.  This does not include the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through federal, state or regional level) and judicial decisions to the extent they deal with any of the foregoing.

1.3  Scope of Review.  In connection with the opinions expressed in this opinion letter, we have limited the scope of our review to electronic copies of the Opinion Documents and an independent search of the applicable Business Organization database for the Washington Secretary of State.

We have examined and, to the extent we have deemed proper, relied without investigation or analysis upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Secretary’s Certificate.

1.4  Reliance Without Investigation.  Apart from and excepting the foregoing inquiry into the applicable Business Organization database for the Washington Secretary of State, we have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the parties to the Opinion Documents or otherwise, and we assume, in giving these opinions, that none of such information, if any, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.  We have relied on the truth of the representations and warranties of the parties made in the Opinion Documents.

II.  OPINIONS

Based upon the foregoing and the limitations and qualifications in this opinion, it is our opinion that:

2.1          Based on our review of the Opinion Documents, the SOS Certificate of Good Standing, and an inquiry into the applicable Business Organizations database maintained by the Washington Secretary of State, CHC is a validly existing and active corporation under the laws of the State of Washington.

2.2          Based on our review of the Opinion Documents and an inquiry into the applicable Business Organizations database maintained by the Washington Secretary of State, CHC has the corporate power, authority and capacity to execute and to deliver and to perform its obligations under the Indenture and to guarantee the Notes under that Indenture.

2.3          Based on our review of the Opinion Documents, CHC has taken all necessary corporate action to duly authorize the execution, delivery and performance of the Indenture and to guarantee the Notes under that Indenture.

III.  QUALIFICATIONS

Despite any provision in this opinion letter to the contrary, the foregoing opinions are subject to the following additional qualifications:

3.1  Assumptions.  In rendering our opinions, we have relied, without investigation, on the assumptions described in this paragraph, in addition to any assumptions that are customary in opinions of this kind:

3.1.1  Natural persons who are involved on behalf of LifePoint and/or CHC have sufficient legal capacity to enter into and perform the guarantee obligations pursuant to the terms of the Indenture or to carry out their role with respect to it.

3.1.2  Each document submitted to us for review is accurate and complete; each such document that is an original is authentic; each such document that is a copy conforms to an authentic original; and all signatures on each such document are genuine.

3.1.3  All filings and recordings have been properly indexed and filed or recorded.  Each public authority document is accurate, complete, and authentic, and all official public records (including their proper indexing and filing) are accurate and complete.

3.1.4  The attestations set forth in the Secretary’s Certificate are true and correct.

3.1.5  There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either event, define, supplement, modify, or qualify the terms of the Opinion Documents.

3.1.6  We assume that the LifePoint and CHC have obtained all orders, consents, permits or approvals that may be required in connection with the conduct of their businesses.

3.2  Exclusions.  None of the opinions include any implied opinion unless such implied opinion is both (a) essential to the legal conclusion reached by those express opinions and (b) based on prevailing norms and expectations among experienced lawyers in Washington, reasonable in the circumstances.

3.3  Equitable Remedies.  The opinions in Section II of this opinion letter are subject to the effect of the exercise of judicial discretion in accordance with general principles of equity whether applied by a court of law or equity.

3.4  Use of This Opinion.  We hereby consent to reliance on this opinion letter and the opinions provided herein by the law firm White & Case LLP in connection with the legal opinion provided by that law firm that is included as an exhibit to the Form S-4.  Additionally, we hereby consent to the filing of this opinion of counsel as an exhibit to the Form S-4. We also consent to the reference to our Firm under the heading “Legal Matters” in the prospectus forming a part of the Form S-4.  In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the SEC thereunder.

The opinions set forth above are expressly limited to the matters stated.  No opinion is implied or may be inferred beyond what is explicitly stated in this letter.  The opinions set forth herein are rendered as of the date set forth above, and no opinion is expressed as to circumstances or events that may occur subsequent to such date.  We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

Very truly yours,

GORDON & REES LLP